UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 28, 2005

BROWN SHOE COMPANY, INC. (Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)

1-2191 (Commission File Number)	43-0197190 (IRS Employer Identification Number)

8300 Maryland Avenue St. Louis, Missouri (Address of principal executive offices)	63105 (Zip Code)

(314) 854-4000 (Registrant's telephone number, including area code)

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Item 7.01   Regulation FD Disclosure.

On January 27, 2005, Brown Shoe Company, Inc. issued a press release announcing that members of Brown Shoe Company, Inc.'s executive management team will be speaking with financial analysts and investors on February 1, 2005, at the Brean Murray & Co. annual Institutional Investor Conference at 2:15 p.m. EST. A link to the live web cast and recording of Brown Shoe’s presentation will be available on the Company’s website: http://www.brownshoe.com/news/index.asp or directly from the web cast provider at http://www.corporate-ir.net/ireye/confLobby.zhtml?ticker=BWS&item_id=1000125.

In accordance with General Instruction B.2. of Form 8-K, the information contained in Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN SHOE COMPANY, INC.
(Registrant)

Date: January 28, 2005	/s/ Michael I. Oberlander
Michael I. Oberlander Vice President, General Counsel and Corporate Secretary

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INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release announcing financial analysts and investors presentation at the Brean Murray & Co. annual Institutional Investor Conference on February 1, 2005.

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